                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                  ------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) June 8, 2005

                          Eyetech Pharmaceuticals, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                  000-50516                     13-4104684
(State or Other Jurisdiction       (Commission                 (I.R.S. Employer
     of Incorporation)             File Number)              Identification No.)

       3 Times Square, 12th Floor
              New York, NY                                              10036
(Address of Principal Executive Offices)                              (Zip Code)

                                 (212) 824-3100
                -------------------------------- ---------------
              (Registrant's telephone number (including area code)

          -------------------------------------------------------------
          (Former name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

      On June 8, 2005, John P. McLaughlin resigned from his positions as non-executive Chairman of the Board of Directors and a director of Eyetech Pharmaceuticals, Inc. On June 10, 2005, Henry Simon, a current director, was unanimously appointed non-executive Chairman of the Board by the Board of Directors.

ITEM 7.01. REGULATION FD DISCLOSURE.

      On June 10, 2005, Eyetech issued the press release that is furnished as
Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference with respect to the appointment of Henry Simon as Chairman and the resignation of John P. McLaughlin as Chairman.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 10, 2005                    EYETECH PHARMACEUTICALS, INC.

                                        By: /s/ Glenn Sblendorio
                                            --------------------
                                        Name: Glenn Sblendorio
                                        Title: Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION
-----------       -----------

99.1 Press release dated June 10, 2005 with respect to the appointment of Henry Simon as Chairman of the Board and the resignation of John P. McLaughlin as Chairman of the Board and a director